                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
              Date of Report (Date of earliest event reported):
                               November 5, 1997


                      ROBERTS PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
            (exact name of registrant as specified in its charter)

   New Jersey                   1-1-432                  22-2429994
-----------------          ---------------            -------------------
(State or other            (Commission                (IRS Employer
jurisdiction of            File Number)                Identification
incorporation)                                        Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
--------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: 908-389-1182

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

--------------------------------------------------------------------------------
         (Former name or former address, if changed from last report)

 Item 5.        Other Events
                ------------

                Roberts Pharmaceutical Corporation announced today that Louis P. Berardi, formerly of Hoechst Marion Roussel, has joined Roberts as Senior Vice President, New Business Development and Strategic Planning.

        Mr. Berardi, with over 20 years experience in new business development and strategic planning in both the national and international arenas, previously held senior positions with SmithKline Beecham, PLC, Carter-Wallace, Inc., and most recently with Hoechst Marion Roussel. Mr. Berardi received his Bachelor of Arts and an MBA in Finance and Economics from Fairleigh Dickinson University.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                         (Registrant)

Date: November 6, 1997                        By: /s/ John T. Spitznagel
                                                 -------------------------------
                                                 John T. Spitznagel
                                                 President and C.E.O.